UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

Bionano Genomics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on March 14, 2019, Bionano Genomics, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Innovatus Loan Agreement”) with Innovatus Life Sciences Lending Fund I, LP (“Innovatus”), a Delaware limited partnership, as collateral agent and the Lenders listed on Schedule 1.1 thereto, including East West Bank, pursuant to which Innovatus agreed, among other things, to make a first term loan of $17,500,000 to the Company (the “Term A-1 Loan”), a second term loan of $2,500,000 to the Company (the “Term A-2 Loan”) and a third term loan of $5,000,000 to the Company, each upon satisfaction of certain funding conditions as set forth in the Innovatus Loan Agreement.

The foregoing description of the Innovatus Loan Agreement is not complete and is qualified in its entirety by reference to the full text of the Innovatus Agreement, previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2019, and incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement

On March 22, 2019, in connection with the receipt of funding with respect to the Term A-1 Loan and Term A-2 Loan, the Company entered into a payoff letter dated as of March 22, 2019, with Midcap Financial Services, LLC (“Midcap”) pursuant to which the Company terminated that certain Credit and Security Agreement, dated as of June 29, 2018, by and between the Company and Midcap as Lender and administrative agent (the “Midcap Credit Agreement”). The Company repaid all amounts owed under the Midcap Credit Agreement, equal to approximately $10.9 million.

The foregoing description of the Midcap Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the Midcap Credit Agreement, previously filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (File No. 333-225970), filed with the SEC on June 28, 2018, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONANO GENOMICS, INC.

Date: March 22, 2019	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)